  As filed with the Securities and Exchange Commission on September 16, 1999
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                         RELIANT ENERGY, INCORPORATED
            (Exact name of registrant as specified in its charter)

                 Texas                               74-0694415
     (State or other jurisdiction                 (I.R.S. Employer
   of incorporation or organization)             Identification No.)

            1111 Louisiana                         Hugh Rice Kelly
         Houston, Texas 77002             Executive Vice President, General
            (713) 207-3000                           Counsel and
   (Address, including zip code, and             Corporate Secretary
               telephone                           1111 Louisiana
    number, including area code, of             Houston, Texas 77002
             registrant's                          (713) 207-3000
     principal executive offices)        (Name, address, including zip code,
                                                    and telephone
                                        number, including area code, of agent
                                                    for service)

                               ----------------
                                   Copy to:
                               Timothy S. Taylor
                             Baker & Botts, L.L.P.
                                 910 Louisiana
                                One Shell Plaza
                           Houston, Texas 77002-4995
                                (713) 229-1234

                               ----------------
  Approximate date of commencement of proposed sale to public: From time to time after the effective date of this registration statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-86403

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------

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--------------------------------------------------------------------------------------------------
                                                  Proposed          Proposed
       Title of each class of    Amount to be maximum offering  maximum aggregate    Amount of
    securities to be registered   registered  price per unit(1) offering price(1) registration fee
--------------------------------------------------------------------------------------------------
Debt Securities.........              $2            100%                $2             $0.01
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(1)Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o).

                               ----------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-86403) filed by Reliant Energy, Incorporated with the Securities and Exchange Commission (the "Commission") on September 2, 1999, as amended, including the exhibits thereto, and declared effective by the Commission on September 10, 1999 are hereby incorporated by reference into this Registration Statement.

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

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on September 16, 1999.

                                          RELIANT ENERGY, INCORPORATED
                                            (Registrant)

                                          By:   /s/ R. Steve Letbetter
                                            -----------------------------------
                                            R. Steve Letbetter,
                                            President and Chief Executive
                                             Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

   /s/   R. Steve Letbetter          President, Chief Executive    September 16, 1999
____________________________________ Officer and Director
       (R. Steve Letbetter)          (Principal Executive Officer
                                     and Director)

      /s/ Stephen W. Naeve           Vice Chairman and Chief       September 16, 1999
____________________________________ Financial Officer (Principal
        (Stephen W. Naeve)           Financial Officer)

   /s/  Mary P. Ricciardello         Senior Vice President and     September 16, 1999
____________________________________ Comptroller (Principal
       (Mary P. Ricciardello)        Accounting Officer)

                 *                   Directors                     September 16, 1999
____________________________________
   (Richard E. Balzhiser, Milton
              Carroll,
     John T. Cater, O. Holcombe
  Crosswell, Robert J. Cruikshank,
          Linnet F. Deily,
 Lee W. Hogan, T. Milton Honea and
        Alexander F. Schilt)

                 *                   Chairman of the Board         September 16, 1999
____________________________________
           (Don D. Jordan)

    /s/  Hugh Rice Kelly
*By____________________________
        (Hugh Rice Kelly)
        Attorney-in-fact

                               INDEX TO EXHIBITS

 Exhibit
 Number                    Document Description
 -------                   --------------------
  5      Opinion of Baker & Botts, L.L.P.
 23.1    Consent of Deloitte & Touche LLP
 23.2    Consent of Baker & Botts, L.L.P. (included in Exhibit 5)
 24*     Power of Attorney

--------
* Incorporated herein by reference from the signature page of the Company's Registration Statement on Form S-3 (Registration No. 333-86403).

                                      II-5